UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

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Blackstone Private Credit Fund
(Exact name of Registrant as specified in its charter)

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Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor
New York, New York 10154
(Address of principal executive offices and zip code)

(212) 503-2100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Certain Officers; Appointment of Certain Officers.

On August 4, 2025, the Board of Trustees (the “Board”) of Blackstone Private Credit Fund (the “Fund”) appointed Lucie Enns as the Chief Legal Officer and Secretary of the Fund effective as of the close of business on August 4, 2025. Also as of the close of business on August 4, 2025, Ms. Enns resigned from her position as the Chief Securities Counsel of the Fund. Ms. Enns, born 1990, is a Senior Vice President in Blackstone’s Legal & Compliance Group. Ms. Enns oversees legal matters relating to the business development companies within Blackstone’s Credit & Insurance and Private Wealth businesses and plays a key role in the structuring, launch and operations of a number of other registered funds at the firm. Prior to joining Blackstone in 2021, Ms. Enns was an associate in the Registered Funds Group of Simpson Thacher & Bartlett LLP in Washington, DC. Ms. Enns received a BS, cum laude, from the University of Alabama and a J.D., summa cum laude, from American University Washington College of Law. Ms. Enns was also appointed as the Chief Legal Officer and Secretary of Blackstone Secured Lending Fund and serves as the Chief Securities Counsel of Blackstone Private Multi-Asset Credit and Income Fund.

Ms. Enns’s appointment coincides with the resignation, effective as of the close of business on August 4, 2025, of Oran Ebel as the Chief Legal Officer and Secretary of the Fund. Mr. Ebel’s decision to resign was based on a desire to pursue other opportunities and not the result of any disagreement relating to Blackstone or the Fund’s operations, policies or practices. Blackstone Credit & Insurance is grateful for Mr. Ebel’s contributions to the Fund.

There are no family relationships between Ms. Enns and any director or executive officer of the Fund, and she is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2025	BLACKSTONE PRIVATE CREDIT FUND
	By:	/s/ William Renahan
	Name:	William Renahan
	Title:	Chief Compliance Officer